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                           MASTER SERVICING AGREEMENT

                                      among

                      FIRST UNION STUDENT LOAN TRUST 1997-1
                                   as Issuer,

                            FIRST UNION NATIONAL BANK
                      as Master Servicer and Administrator,

                                       AND

                       THE FIRST NATIONAL BANK OF CHICAGO
                    not in its individual capacity but solely
                           as Eligible Lender Trustee,



                            Dated as of June 1, 1997
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          MASTER  SERVICING  AGREEMENT,  dated as of June 1, 1997,  among  FIRST
UNION STUDENT LOAN TRUST 1997-1, a Delaware business trust (the "Issuer"), FIRST UNION NATIONAL BANK ("First Union"), a national banking association with its principal place of business in Charlotte, North Carolina, as master servicer and administrator (in its respective capacities, the "Master Servicer" and the "Administrator"), and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, solely as eligible lender trustee and not in its individual capacity (the "Eligible Lender Trustee").

          WHEREAS, the Eligible Lender Trustee will acquire certain student loans to be held in the Trust formed pursuant to a trust agreement (the "Trust Agreement"), dated as of June 1, 1997, between First Union National Bank, a separate national banking association with its principal place of business in Avondale, Pennsylvania, as Seller, and the Eligible Lender Trustee;

          WHEREAS, the Issuer will issue notes (the "Notes") pursuant to an indenture (the "Indenture"), dated as of June 1, 1997, between the Issuer and the Indenture Trustee and trust certificates (the "Certificates") pursuant to the Trust Agreement, which Notes and Certificates are payable from the assets of the Issuer;

          WHEREAS, the Issuer, the Administrator and the Eligible Lender Trustee desire the Master Servicer to service said student loans held by the Eligible Lender Trustee on behalf of the Issuer, and the Master Servicer is willing to service said student loans for the Issuer, the Administrator, the Eligible Lender Trustee and the Indenture Trustee; and

          WHEREAS,   the   Administrator   is  willing  to   undertake   certain
administrative functions with respect to said student loans;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:


                                    ARTICLE I

                              DEFINITIONS AND USAGE

          SECTION 1.01. Definitions and Usage. Capitalized terms used but not defined herein are defined in Appendix A to the Indenture, which also contains rules as to usage and construction that shall be applicable herein.


                                   ARTICLE II

                           THE FINANCED STUDENT LOANS

          SECTION 2.01. Custody of Financed Student Loan Files. The Issuer hereby revocably appoints the Master Servicer, and the Master Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the following documents or instruments (collectively, the "Financed Student Loan Files") which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuer with respect to each Financed Student Loan:

          (a) the original fully executed copy of the note evidencing the Financed Student Loan;

          (b) the original loan application fully executed by the borrower; and

          (c) any and all other documents and computerized records that any of the Master Servicer, the Administrator or the Seller shall keep on file, in accordance with its customary procedures, relating to such Financed Student Loan or any Obligor with respect thereto.

     SECTION 2.02. Duties of Master Servicer as Custodian. (a) Safekeeping. The Master Servicer shall hold the Financed Student Loan Files for the benefit of the Issuer and the Indenture Trustee and maintain such accurate and complete accounts, records and computer systems pertaining to each Financed Student Loan File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian the Master Servicer shall act with reasonable care, using that degree of skill and attention that the Master Servicer exercises with respect to the student loan files relating to all comparable student loans that the Master Servicer services and shall ensure that it complies fully and completely with all applicable Federal and State laws, including the Higher Education Act, with respect thereto. The Master Servicer shall take all actions necessary with respect to the Financed Student Loan Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer, the Administrator or the Indenture Trustee to verify the accuracy of the Master Servicer's record keeping with respect to the Master Servicer's obligations as custodian hereunder. The Master Servicer shall promptly report to the Issuer, the Administrator and the Indenture Trustee any failure on its part to hold the Financed Student Loan Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer, the Eligible Lender Trustee or the Indenture Trustee of the Financed Student Loan Files.

          (b) Maintenance of and Access to Records. The Master Servicer shall maintain each Financed Student Loan File at one of its offices or the offices of any subservicers appointed pursuant to Section 3.13 specified in Schedule B to this Agreement or at such other office as shall be specified by written notice to the Issuer and the Indenture Trustee not later than 90 days after any change in location. Upon reasonable prior notice, the Master Servicer shall make available to the Issuer and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Financed Student Loan Files and access to the related accounts, records and computer systems maintained by the Master Servicer at such times during normal business hours as the Issuer or the Indenture Trustee shall instruct.

          (c) Release of Documents. Upon instruction from the Indenture Trustee, the Master Servicer shall release any Financed Student Loan File to the Indenture Trustee, the Indenture Trustee's agent, or the Indenture Trustee's designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable. The Indenture Trustee shall cooperate with the Master Servicer to provide the Master Servicer with access to the Financed Student Loan Files in order for the Master Servicer to continue to service the Financed Student Loans after the release of the Financed Student Loan Files. In the event the Master Servicer is not provided access to the Financed Student Loan Files, the Master Servicer shall not be deemed to have breached its obligations pursuant to Sections 2.01 or 2.02 if it is unable to perform such obligations due to its inability to have access to the Financed Student Loans Files. The Master Servicer shall not be liable for any losses with respect to the servicing of such Financed Student Loan Files to the extent the losses are attributable to the Master Servicer's inability to access the related Financed Student Loan Files.

          SECTION 2.03. Reserved.

          SECTION 2.04. Effective Period and Termination. First Union's appointment as custodian shall become effective as of the Closing Date and shall continue in full force and effect for so long as First Union shall remain the Master Servicer hereunder. If First Union or any successor Master Servicer shall resign as Master Servicer in accordance with the provisions of this Agreement or if all the rights and obligations of First Union or any such successor Master Servicer shall have been terminated under Section 7.01, the appointment of First Union or such successor Master Servicer as custodian shall be terminated simultaneously with the effectiveness of such resignation or termination. On or after the effective date of any resignation or any termination of such appointment, the Master Servicer shall deliver the Financed Student Loan Files in its possession to the successor Master Servicer, the Indenture Trustee or the Indenture Trustee's agent, at the direction of the Indenture Trustee, at such place or places as the Indenture Trustee may reasonably designate.


                                   ARTICLE III

             ADMINISTRATION AND SERVICING OF FINANCED STUDENT LOANS

          SECTION 3.01. Duties of Master Servicer. The Master Servicer, for the benefit of the Issuer (to the extent provided herein), shall manage, service, administer and make collections on the Financed Student Loans with reasonable care, using that degree of skill and attention that the Master Servicer exercises with respect to all comparable student loans that it services. Without limiting the generality of the foregoing or of any other provision set forth in this Agreement and notwithstanding any other provision to the contrary set forth herein, the Master Servicer shall manage, service, administer and make collections with respect to the Financed Student Loans (including collection of any Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee) in accordance with, and otherwise comply with, all applicable Federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act and the applicable Guarantee Agreement, the failure to comply with which would adversely affect the eligibility of one or more of the Financed Student Loans for federal reinsurance or Interest Subsidy Payments or Special Allowance Payments or for receipt of Guarantee Payments.

          The Master Servicer's duties shall include collection and posting of all payments, responding to inquiries of borrowers on such Financed Student Loans, monitoring borrowers' status, making required disclosures to borrowers, investigating delinquencies, sending payment coupons to borrowers and otherwise establishing repayment terms, reporting tax information to borrowers, if applicable, accounting for collections and furnishing monthly and annual statements with respect thereto to the Administrator. Subject to the provisions of Section 3.02, the Master Servicer shall follow its customary standards, policies and procedures in performing its duties as Master Servicer. Without limiting the generality of the foregoing, the Master Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders or any of them, instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Financed Student Loans; provided, however, that the Master Servicer agrees that it will not (a) permit any rescission or cancellation of a Financed Student Loan except as ordered by a court of competent jurisdiction or governmental authority or as otherwise consented to in writing by the Eligible Lender Trustee and the Indenture Trustee, provided that the Master Servicer may write off any delinquent Financed Student Loan if the remaining balance of the borrower's account is less than $50, or (b) reschedule, revise, defer or otherwise compromise with respect to payments due on any Financed Student Loan except pursuant to any applicable interest only, deferral or forbearance periods or otherwise in accordance with all applicable standards, guidelines and requirements with respect to the servicing of the Financed Student Loans; provided, further, that the Master Servicer shall not agree to any decrease of the interest rate on, or the principal amount payable with respect to, any Financed Student Loan except in accordance with the applicable standards, guidelines and requirements of the Higher Education Act or the applicable Guarantee Agreement. The Eligible Lender Trustee on behalf of the Issuer hereby grants a power of attorney and all necessary authorization to the Master Servicer to maintain any and all collection procedures with respect to the Financed Student Loans, including filing, pursuing and recovering claims against the Guarantors for Guarantee Payments and with the Department for Interest Subsidy Payments and Special Allowance Payments and taking any steps to enforce such Financed Student Loan such as commencing a legal proceeding to enforce a Financed Student Loan in the name of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders or the Noteholders. The Eligible Lender Trustee or the Indenture Trustee shall upon the written request of the Master Servicer or the Administrator execute and deliver to the Master Servicer or the Administrator any other powers of attorney and other documents delivered to each of them reasonably necessary or appropriate to enable the Master Servicer or the Administrator to carry out their servicing and administrative duties hereunder.

          SECTION 3.02. Collection of Financed Student Loan Payments. (a) The Master Servicer shall make reasonable efforts (including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement) to collect all payments called for under the terms and provisions of the Financed Student Loans as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable student loans that it services. The Master Servicer shall allocate collections with respect to the Financed Student Loans between principal and interest in accordance with Section
4.03. The Master Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing a Financed Student Loan.

          (b) The Master Servicer shall make reasonable efforts to claim, pursue and collect all Guarantee Payments from the Guarantors pursuant to the Guarantee Agreements with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as it follows with respect to all comparable guarantee agreements and student loans that it services. In connection therewith, the Master Servicer is hereby authorized and empowered to convey to any Guarantor the note and the related Financed Student Loan File representing any Financed Student Loan in connection with submitting a claim to such Guarantor for a Guarantee Payment in accordance with the terms of the applicable Guarantee Agreement. All amounts so collected by the Master Servicer shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account. The Eligible Lender Trustee shall, upon the written request of the Master Servicer, furnish the Master Servicer with any power of attorney and other documents necessary or appropriate to enable the Master Servicer to convey such documents to any Guarantor and to make such claims.

          (c) The Master Servicer, on behalf of the Eligible Lender Trustee, shall make reasonable efforts to claim, pursue and collect all Interest Subsidy Payments and Special Allowance Payments from the Department with respect to any of the Financed Student Loans as and when the same shall become due and payable, shall comply with all applicable laws and agreements with respect to claiming, pursuing and collecting such payments and shall follow such practices and procedures as the Master Servicer follows with respect to its own student loans. All amounts so collected by the Eligible Lender Trustee shall constitute Available Funds for the applicable Collection Period and shall be deposited into the Collection Account in accordance with Section 4.02. In connection therewith, the Master Servicer shall prepare and file with the Department on a timely basis all claims forms and other documents and filings necessary or appropriate in connection with the claiming of Interest Subsidy Payments and Special Allowance Payments on behalf of the Eligible Lender Trustee and shall otherwise assist the Eligible Lender Trustee in pursuing and collecting such Interest Subsidy Payments and Special Allowance Payments from the Department. The Eligible Lender Trustee shall, upon the written request of the Master Servicer, furnish the Master Servicer with any power of attorney and other documents reasonably necessary or appropriate to enable the Master Servicer to prepare and file such claims forms and other documents and filings.

          The Eligible Lender Trustee may permit trusts established by the Seller, other than the Trust, to securitize student loans to use the Department lender identification number applicable to the Trust. In such event, the Eligible Lender Trustee may claim and collect Interest Subsidy Payments and Special Allowance Payments with respect to Financed Student Loans in the Trust and student loans in such other trusts using such common lender identification number. Notwithstanding anything herein or in the Basic Documents to the contrary, any amounts assessed against payments (including, but not limited to, Interest Subsidy Payments and Special Allowance Payments) due from the Department or any Guarantor to any such other trust using such common lender identification number as a result of amounts (including, but not limited to, consolidation fees) owing to the Department or any Guarantor from the Trust will be deemed for all purposes hereof and of the Basic Documents (including for purposes of determining amounts paid by the Department or any Guarantor with respect to the student loans in the Trust and such other trust) to have been assessed against the Trust and shall be deducted by the Eligible Lender Trustee or the Master Servicer and paid to such other trust from any collections made by them which would otherwise have been payable to the Collection Account for the Trust. If so specified in the servicing agreement applicable to any such other trust, any amounts assessed against payments due from the Department or any Guarantor to the Trust as a result of amounts owing to the Department or any Guarantor from such other trust using such common lender identification number will be deemed to have been assessed against such other trust and will be deducted by the Eligible Lender Trustee or the Master Servicer from any collections made by them which would otherwise be payable to the collection account for such other trust and paid to the Trust.

          SECTION 3.03. Realization Upon Financed Student Loans. For the benefit of the Issuer, the Master Servicer shall use reasonable efforts consistent with its customary servicing practices and procedures and including all efforts that may be specified under the Higher Education Act or any Guarantee Agreement in its servicing of any delinquent Financed Student Loans.

          SECTION 3.04. Computation of Note Interest Rate and Certificate Rate. Prior to each Determination Date, the Administrator shall determine the Note Interest Rate and the Certificate Rate that will be applicable to the Distribution Date following such Determination Date, in compliance with its obligation to prepare and deliver an Administrator's Certificate on such Determination Date pursuant to Section 3.08. In connection therewith, the Administrator shall calculate the T-Bill Rate in accordance with the definition thereof and shall also determine the Student Loan Rate with respect to such Distribution Date.

          SECTION 3.05. No Impairment. The Master Servicer shall not impair the rights of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders or Noteholders in such Financed Student Loans.

          SECTION 3.06. Purchase Of Financed Student Loans; Reimbursement. The Master Servicer or the Eligible Lender Trustee shall inform the other party as well as the Indenture Trustee and the Seller promptly, in writing, upon the discovery of any breach pursuant to Section 3.01, 3.02, 3.03 or 3.05. Unless the breach shall have been cured within 120 days following such discovery (or, at the Master Servicer's election, the last day of the first month following such discovery), the Master Servicer shall purchase any Financed Student Loan in which the interests of the Noteholders or the Certificateholders are materially and adversely affected by such breach as of the first day succeeding the end of such 120-day period that is the last day of a Collection Period (it being understood that any such breach that does not affect any Guarantor's obligation to guarantee payment of such Financed Student Loan will not be considered to have a material adverse effect for this purpose). If the Master Servicer takes any action or fails to take any action during any Collection Period pursuant to the sections referred to above that impairs the rights of the Issuer, the Indenture Trustee, the Eligible Lender Trustee, the Certificateholders or the Noteholders in any Financed Student Loan or otherwise than as provided in such sections, the Master Servicer shall purchase such Financed Student Loan as of the last day of such Collection Period. In consideration of the purchase of any such Financed Student Loan pursuant to either of the two preceding sentences, the Master Servicer shall remit the Purchase Amount in the manner specified in
Section 4.04. In addition, if any such breach by the Master Servicer does not trigger such a purchase obligation but does result in the refusal by a Guarantor to guarantee all or a portion of the accrued interest, or the loss (including any obligation of the Issuer to repay to the Department) of certain Interest Subsidy Payments and Special Allowance Payments, with respect to a Financed Student Loan, then, unless such breach, if curable, is cured within 120 days, the Master Servicer shall reimburse the Issuer by remitting an amount equal to the sum of all such non-guaranteed interest amounts and such forfeited Interest Subsidy Payments and Special Allowance Payments in the manner specified in
Section 4.04. The sole remedy of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders with respect to a breach pursuant to Section 3.01, 3.02, 3.03 or 3.05 shall be to require the Master Servicer to purchase Financed Student Loans or to reimburse the Issuer as provided above pursuant to this Section 3.06. The Eligible Lender Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Financed Student Loan or the reimbursement for any interest penalty pursuant to this Section 3.06. The Master Servicer shall not be deemed to have breached its obligations pursuant to
Section 3.01, 3.02, 3.03 or 3.05 if it is rendered unable to perform such obligations, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes, hurricanes, floods and other disasters). The Master Servicer shall diligently perform its duties under this Agreement as soon as practicable following the termination of such interruption of business.

          SECTION 3.07. Servicing Fee, Excess Servicing Fee. The Servicing Fee for each calendar month and any Distribution Date and any Excess Servicing Fees payable on any Distribution Date shall be equal to the amounts determined by reference to the schedule of fees attached hereto as Schedule C. Notwithstanding anything to the contrary contained herein or in any other Basic Document, the Master Servicer shall only be entitled to receive any Excess Servicing Fee on any Distribution Date if and to the extent that sufficient funds are available pursuant to Section 4.05(c)(ix) or 4.06(e)(A).

          SECTION 3.08. Administrator's  Certificate;  Master Servicer's Report.
(a) On or before the fifteenth day of each month (or, if any such day is not a Business Day, on the next succeeding Business Day), the Master Servicer shall deliver to the Administrator a Master Servicer's Report with respect to the preceding calendar month containing all information necessary for the
Administrator to receive in connection with the preparation of the Administrator's Certificate covering such calendar month referred to in paragraphs (b) and (c) below.

          (b) On each Determination Date prior to a Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and (if the Seller is not the Administrator) the Seller, an Administrator's Certificate containing all information necessary to pay the Master Servicer the Servicing Fee due on such Monthly Servicing Payment Date pursuant to Sections 4.05(b) and 4.06.

          (c) On each  Determination  Date  prior to a  Distribution  Date,  the
Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee and (if the Seller is not the Administrator) the Seller, with a copy to the Rating Agencies, an Administrator's Certificate containing all information necessary to make the distributions pursuant to Sections 4.05 and 4.06 for the Collection Period preceding the date of such Administrator's Certificate. Financed Student Loans to be repurchased by the Seller, purchased by the Master Servicer or acquired by any Guarantor shall be identified by the Administrator by type of loan and borrower social security number with respect to such Financed Student Loan (as specified in Schedule A).

          SECTION 3.09.  Annual  Statement as to Compliance;  Notice of Default.
(a) Each of the Master Servicer and the Administrator shall deliver to the Seller, the Eligible Lender Trustee and the Indenture Trustee, on or before April 30 of each year beginning April 30, 1998, an Officer's Certificate of the Master Servicer or the Administrator, as the case may be, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Master Servicer or the Administrator, as the case may be, during the preceding 12-month period (or, in the case of the first such certificate, during the period from the Closing Date to December 31, 1997) and of its performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Master Servicer or the Administrator, as the case may be, has fulfilled all its obligations under this Agreement, or under this Agreement and the Administration Agreement, respectively, throughout such year or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof. The Indenture Trustee shall send a copy of each such Officer's Certificate and each report referred to in Section
3.10 to the Rating Agencies. A copy of each such Officer's Certificate and each report referred to in Section 3.10 may be obtained by any Certificateholder, Certificate Owner, Noteholder or Note Owner by a request in writing to the Eligible Lender Trustee addressed to its Corporate Trust Office, together with evidence satisfactory to the Eligible Lender Trustee that such Person is one of the foregoing parties. Upon the telephone request of the Eligible Lender Trustee, the Indenture Trustee will promptly furnish the Eligible Lender Trustee a list of Noteholders as of the date specified by the Eligible Lender Trustee.

          (b) The Master Servicer shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Seller and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of the Master Servicer of any event which with the giving of notice or lapse of time, or both, would become a Master Servicer Default under Section 7.01(a)(1) or (2).

          (c) The Administrator shall deliver to the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer and the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officer's Certificate of the Administrator of any event which with the giving of notice or lapse of time, or both, would become an Administrator Default under Section 7.01(b)(1) or (2) or would cause First Union to fail to meet any Rating Agency Condition pursuant to
Section 4.02(iii).

          SECTION 3.10. Annual Independent Certified Public Accountant's Report. Each of the Master Servicer and the Administrator shall cause a firm of independent certified public accountants, which may also render other services to the Master Servicer or the Administrator, as the case may be, to deliver to the Seller, the Eligible Lender Trustee and the Indenture Trustee on or before April 30 of each year beginning April 30, 1998, a report addressed to the Master Servicer or the Administrator, as the case may be, and to the Seller, the Eligible Lender Trustee and the Indenture Trustee, to the effect that such firm has examined certain documents and records relating to the servicing of the Financed Student Loans, or the administration of the Financed Student Loans and of the Trust, as the case may be, during the preceding calendar year (or, in the case of the first such report, during the period from the Closing Date to December 31, 1997) and that, on the basis of the accounting and auditing procedures considered appropriate under the circumstances, such firm is of the opinion that such servicing or administration was conducted in compliance with the terms of this Agreement and the Administration Agreement, as the case may be, including any applicable statutory provisions incorporated therein, and such additional terms and statutes as may be specified from time to time by the Administrator, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such report.

          Such report will also indicate that the firm is independent of the Master Servicer or the Administrator, as the case may be, within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          SECTION 3.11. Access to Certain Documentation and Information Regarding Financed Student Loans. Upon reasonable prior notice, the Master Servicer shall provide to the Certificateholders and the Noteholders access to the Financed Student Loan Files in such cases where the Certificateholders or the Noteholders shall be required by applicable statutes or regulations to review such documentation, as demonstrated by evidence satisfactory to the Master Servicer in its reasonable judgment. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Master Servicer. Nothing in this Section shall affect the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Master Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

          SECTION 3.12. Master Servicer and Administrator Expenses. Each of the Master Servicer and the Administrator shall be severally required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, taxes imposed on the Master Servicer or the Administrator, as the case may be, and expenses incurred in connection with distributions and reports to the Administrator or to the Certificateholders and the Noteholders, as the case may be; [provided, however, the Excess Servicing Fee will be subject to increase agreed to by the Administrator, the Eligible Lender Trustee and the Master Servicer to the extent that a demonstrable and significant increase occurs in the costs incurred by the Master Servicer in providing the services to be provided hereunder, whether due to changes in applicable governmental regulations, Guarantor program requirements or regulations or postal rates].


          SECTION 3.13. Appointment of Subservicers. (a) The Master Servicer may at any time enter into subservicing agreements to provide for the performance by third parties of all or any portion of its obligations as Master Servicer hereunder; provided, however, that any applicable Rating Agency Condition shall have been satisfied in connection therewith; and provided, further, that the Master Servicer shall remain obligated and be liable to the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders and the Noteholders for the servicing and administering of the Financed Student Loans in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicers and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Financed Student Loans. The fees and expenses of the subservicers shall be as agreed between the Master Servicer and its subservicers from time to time and none of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Certificateholders or the Noteholders shall have any responsibility therefor. In no event shall the Trust Estate bear any termination fee required to be paid to any subservicer as a result of such subservicer's termination under any subservicing agreement. With respect to satisfying the Rating Agency Condition referred to above, the term "subservicer" shall be deemed not to include systems providers, systems developers or systems maintenance contractors, collection agencies, credit bureaus, lock box providers, mail service providers and other similar types of service providers. References in this Agreement to actions taken or to be taken by the Master Servicer include actions taken or to be taken by a subservicer on behalf of the Master Servicer.

          [(b) In addition, the Master Servicer may at any time enter into subservicing agreements to provide for the performance by third parties of all or any portion of its obligations as Master Servicer hereunder; provided that, in each case, the subservicing agreement: (i) is consistent with this Agreement in all material respects; (ii) provides that if the Master Servicer shall for any reason no longer act in such capacity hereunder (including, without limitation, by reason of a Master Servicer Default), the Indenture Trustee or its designee may thereupon assume all of the rights and, except to the extent they arose prior to the date of assumption, obligations of the Master Servicer under such agreement, or, alternatively, may act in accordance with Section 7.02 hereof under the circumstances described therein; (iii) provides that the Indenture Trustee for the benefit of the Noteholders and the Certificateholders shall be a third party beneficiary under such agreement, but that (except to the extent the Indenture Trustee or its designee assumes the obligations of the Master Servicer thereunder as contemplated by the immediately preceding clause
(ii)) none of the Trust, the Indenture Trustee, any successor Master Servicer, any Noteholder or any Certificateholder shall have any duties under such agreement or any liabilities arising therefrom; (iv) permits any purchaser of a Financed Student Loan pursuant to this Agreement to terminate such agreement with respect to such purchased Financed Student Loan at its option and without penalty; (v) does not permit the subservicer to enter into or consent to any modification, waiver or amendment or otherwise take any action on behalf of the Master Servicer contemplated by Section 3.01 or Section 3.02 without the consent of such Master Servicer; and (vi) does not permit the subservicer any direct rights of indemnification that may be satisfied out of the Trust Estate. The Master Servicer shall deliver to the Indenture Trustee copies of all subservicing agreements, and any amendments thereto and modifications thereof, entered into by it promptly upon its execution and delivery of such documents. For purposes of this Agreement, the Master Servicer shall be deemed to have received any payment when a subservicer retained by it receives such payment. The Master Servicer shall notify the Indenture Trustee and the Seller in writing promptly of the appointment by it of any subservicer.

          (c) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Indenture Trustee, the Noteholders and the Certificateholders, shall (at no expense to the Indenture Trustee, the Noteholders, the Certificateholders or the Trust) monitor the performance and enforce the obligations of each subservicer under the related subservicing agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of subservicing agreements in accordance with their respective terms and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would require were it the owner of the Financed Student Loans. The Master Servicer shall have the right to remove a subservicer retained by it in accordance with the terms of the related subservicing agreement.

          (d) In the event the Indenture Trustee or its designee assumes the rights and obligations of the Master Servicer under any subservicing agreement, the Master Servicer at its expense shall, upon request of the Indenture Trustee, deliver to the assuming party all documents and records relating to such subservicing agreement and the Financed Student Loans then being serviced thereunder and an accounting of amounts collected and held on behalf of it thereunder, and otherwise use reasonable efforts to effect the orderly and efficient transfer of the subservicing agreement to the assuming party.

          (e) The Indenture Trustee shall furnish to any subservicer any powers of attorney and other documents necessary or appropriate to enable such subservicer to carry out its servicing and administrative duties under any subservicing agreement; provided, however, that the Indenture Trustee shall not be held liable for any negligence with respect to, or misuse of, any such power of attorney by a subservicer.]

          SECTION 3.14. Covenants and Agreements of the Issuer, Administrator, Eligible Lender Trustee and Master Service. The Issuer, the Administrator, the Master Servicer and the Eligible Lender Trustee each agree that:

          (a) Any payment and any communications received at any time by the Issuer, the Administrator and the Eligible Lender Trustee (to the extent it can be determined from the contents of such notice that the student loan referenced is a Financed Student Loan) with respect to a Financed Student Loan shall be immediately transmitted to the Master Servicer. Such communications shall include, but not be limited to, requests or notices of loan cancellation, notices of borrower disqualification, letters, changes in address or status, notices of death or disability, notices of bankruptcy and forms requesting deferment of repayment or forbearance.

          (b) The Master Servicer may, in its discretion, if requested by a borrower of a Financed Student Loan, arrange for the sale of such Financed Student Loan to another lender which holds another student loan of such borrower at a price not less than the Purchase Amount.


                                   ARTICLE IV

                 DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO
                       CERTIFICATEHOLDERS AND NOTEHOLDERS

          SECTION 4.01. Establishment Of Trust Accounts. (a) (i) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Collection Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Trustee.

          (ii) The Administrator, for the benefit of the Issuer, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Issuer. The Reserve Account will initially be established as a segregated trust account in the name of the Indenture Trustee with the corporate trust department of the Indenture Trustee.

          (b) Funds on deposit in the Collection Account and the Reserve Account (collectively, the "Trust Accounts") shall be invested by the Indenture Trustee (or any custodian or designated agent with respect to any amounts on deposit in such accounts) in Eligible Investments pursuant to written instructions by the Administrator; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments. All such Eligible Investments shall be held by (or by any custodian on behalf of) the Indenture Trustee for the benefit of the Issuer; provided that on the Business Day preceding each Distribution Date or the next Monthly Servicing Payment Date (to the extent of the Servicing Fee due on such date) all interest  and other  investment  income (net of losses and  investment expenses) on funds on deposit therein shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Available Funds for such Distribution Date or the next Monthly Servicing Payment Date, as applicable. Other than as described in the following proviso or as otherwise permitted by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day preceding the following Distribution Date or the next Monthly Servicing Payment Date (to the extent of the Servicing Fee due on such date); provided, however, that funds on deposit in Trust Accounts may be invested in Eligible Investments of the Indenture Trustee which may mature so that such funds will be available on such Distribution Date. Funds deposited in a Trust Account on a Business Day which immediately precedes a Distribution Date or the next Monthly Servicing Payment Date (to the extent of the Servicing Fee due on such date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Subject to the Administrator's power to instruct the Indenture Trustee pursuant to paragraph (b) above and paragraph (c)(iii) below, the Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Issuer. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Administrator on its behalf) agrees, by its acceptance hereto, that it shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. In connection with the foregoing, the Administrator agrees that, in the event that any of the Trust Accounts are not accounts with the Indenture Trustee, the Administrator shall notify the Indenture Trustee in writing promptly upon any of such Trust Accounts ceasing to be an Eligible Deposit Account.

          (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

               (A) any Trust Account Property that is held in deposit accounts shall be held solely in Eligible Deposit Accounts, subject to the last sentence of Section 4.01(c)(i); and, subject to Section 4.01(b), each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

               (B) any Trust Account Property that constitutes Physical Property shall be Delivered to the Indenture Trustee in accordance with paragraph
     (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a financial intermediary (as such term is defined in Section 8-313(4) of the UCC) acting solely for the Indenture Trustee;

               (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be Delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

               (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be Delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security.

        (iii) The Administrator shall have the power, revocable for cause or upon the occurrence and during the continuance of an Administrator Default by the Indenture Trustee or by the Eligible Lender Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Master Servicer, the Administrator or the Eligible Lender Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

          SECTION 4.02. Collections. The Master Servicer shall remit within two Business Days of receipt thereof to the Collection Account all payments by or on behalf of the Obligors with respect to the Financed Student Loans (other than Purchased Student Loans), and all Liquidation Proceeds, both as collected during the Collection Period. Notwithstanding the foregoing, for so long as (i) First Union remains the Administrator, (ii) no Administrator Default shall have occurred and be continuing and (iii) prior to ceasing daily remittances to the Collection Account, the Rating Agency Condition shall have been satisfied (and any conditions or limitations imposed by the Rating Agencies in connection therewith are complied with), the Master Servicer shall remit such collections within two Business Days of receipt thereof to the Administrator, and the Administrator need not deposit such collections into the Collection Account until one Business Day immediately prior to the next following Distribution Date; provided, however, that, notwithstanding the foregoing, on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deposit into the Collection Account that portion of such amounts received by it that is equal to the Servicing Fee payable on such date. In the event that any of the foregoing conditions for ceasing daily remittances shall no longer be satisfied, then the Administrator shall deposit all collections held by it into the Collection Account within five Business Days thereof. For purposes of this Article IV, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Financed Student Loans by or on behalf of borrowers thereof and the Guarantors (but excluding the Department).

          SECTION 4.03. Application of Collections. (a) With respect to each Financed Student Loan, all collections (including all Guarantee Payments) with respect thereto for the Collection Period shall be applied to interest and principal on such Financed Student Loan by the Master Servicer in accordance with its customary practice by allocating to interest (i) any late payment charge or any similar fee received with respect to such Financed Student Loan and (ii) the portion of such collection equal to the product of (A) the applicable interest rate on such Financed Student Loan, (B) the unpaid principal balance of such Financed Student Loan and (C) the period of time elapsed since the preceding payment of interest on such Financed Student Loan was made (over the actual number of days in a year) ("Interest Collections") and by allocating the remainder of such collection to principal.

          (b) All Liquidation Proceeds not received in connection with a sale or other transfer of a Financed Student Loan shall be applied to the related Financed Student Loan.

          SECTION 4.04. Additional Deposits. (a) Within two Business Days after receipt thereof, the Eligible Lender Trustee shall deposit in the Collection Account the aggregate amount of Interest Subsidy Payments and Special Allowance Payments received by it with respect to the Financed Student Loans. The Master Servicer shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Master Servicer under Section 3.06 when such amounts are due, and the Seller shall deposit or cause to be deposited therein the aggregate Purchase Amount with respect to Purchased Student Loans and all other amounts to be paid by the Seller under the Sale Agreement when such amounts are due.

          (b)  Notwithstanding  anything to the  contrary set forth in paragraph
(a) above, if daily deposits to the Collection Account are not required pursuant to Section 4.02, the Eligible Lender Trustee, the Seller and the Master Servicer shall pay the amounts referred to in paragraph (a) above that would otherwise be deposited into the Collection Account to the Administrator. The Administrator shall not be required to deposit such amounts into the Collection Account until the Business Day preceding each Distribution Date; provided, however, that, on or before the Business Day preceding each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall deposit into the Collection Account that portion of such amounts received by it that is equal to the Servicing Fee payable on such date.

          SECTION 4.05. Distributions. (a) On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be deposited in the Collection Account from the Reserve Account and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date or Distribution Date.

          (b) On each Monthly Servicing Payment Date that is not a Distribution Date, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and the related Master Servicer's Report delivered pursuant to Section 3.08(a) and (b)) to distribute to the Master Servicer by 11:00 a.m. (New York time), from and to the extent of the Available Funds on deposit in the Collection Account, the Servicing Fee due with respect to the preceding calendar month and all unpaid Servicing Fees from prior months and the Indenture Trustee shall comply with such instructions.

                  (c) On each Distribution Date, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and the related Master Servicer's Report delivered pursuant to Section 3.08(a) and (c)) to make the following deposits and distributions to the Persons or to the account specified below by 11:00 a.m. (New York time), to the extent of the amount of Available Funds in the Collection Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

                    (i) to the Master Servicer, the Servicing Fee due with respect to the preceding calendar month and all unpaid Servicing Fees from prior months;

                    (ii) to the Administrator, from the amount of Available Funds remaining after the application of clause (i), the Administration Fee and all unpaid Administration Fees from prior Collection Periods;

                    (iii) to the Noteholders, from the amount of Available Funds remaining after the application of clauses (i) through (iv), the Noteholders' Interest Distribution Amount ratably, without preference or priority of any kind, according to the amounts payable on the Notes in respect of Noteholders' Interest Distribution Amount;

                    (iv) to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses (i) through (v), the Certificateholders' Interest Distribution Amount, for distribution by the Eligible Lender Trustee pursuant to the Trust Agreement, ratably, without preference or priority of any kind, according to the amounts payable in respect of Certificateholders' Interest Distribution Amount;

                    (v) to the Class A-1 Noteholders, from the amount of Available Funds remaining after the application of clauses (i) through
          (vi), the Noteholders' Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A-1 Notes for principal;

                    (vi) on each Distribution Date on and after which the Class A-1 Notes have been paid in full, to the Class A-2 Noteholders, from the amount of Available Funds remaining after the application of clauses (i) through (vii), the Noteholders' Principal Distribution Amount, ratably, without preference or priority of any kind, according to the amounts payable on the Class A-2 Notes for principal;

                    (vii) for each Distribution Date on and after the date on which the Notes have been paid in full, to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses (i) through (viii), the Certificateholders' Principal Distribution Amount, for distribution by the Eligible Lender Trustee pursuant to the Trust Agreement, ratably, without preference or priority of any kind, according to the amounts payable in respect of the Certificate Balance;

                    (viii) to the Reserve Account, from the amount of Available Funds remaining after the application of clauses (i) through (ix), the amount, if any, necessary to reinstate the balance of the Reserve Account up to the Specified Reserve Account Balance;

                    [(ix) to the Master Servicer, from the amount of Available Funds remaining after the application of clauses (i) through (x), the aggregate unpaid amount of Excess Servicing Fees, if any;]

                    (x) to the Noteholders, from the amount of Available Funds remaining after the application of clauses (i) through (xi), the aggregate unpaid amount of Noteholders' Interest Index Carryover, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes in respect of Noteholders' Interest Index Carryover;

                    (xi) to the Eligible Lender Trustee on behalf of the Certificateholders, from the amount of Available Funds remaining after the application of clauses (i) through (xii), the aggregate unpaid amount of Certificateholders' Interest Index Carryover, if any, for distribution by the Eligible Lender trustee pursuant to the Trust Agreement ratably, without preference or priority of any kind, according to the amounts payable in respect of Certificateholders' Interest Index Carryover; and

                    (xii) to the Reserve Account, the amount of Available Funds remaining after the application of clauses (i) through (xiii).

     SECTION 4.06. Reserve Account. (a) On the Closing Date, the Trust shall deposit the Reserve Account Initial Deposit into the Reserve Account. On each Determination Date, the Administrator shall calculate all amounts required to determine the amounts to be withdrawn from the Reserve Account and the amounts to be distributed therefrom on the related Monthly Servicing Payment Date or Distribution Date.

          (b) In the event that the Servicing Fee for any Monthly Servicing Payment Date or Distribution Date exceeds the amount distributed to the Master Servicer pursuant to Sections 4.05(b) and 4.05(c)(i) on such Monthly Servicing Payment Date or Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Monthly Servicing Payment Date or Distribution Date an amount equal to such excess, to the extent of funds available therein, and shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and the related Master Servicer's Report delivered pursuant to Section 3.08(a) and (b)) to distribute such amount to the Master Servicer; provided, however, that, except as provided in Sections 4.06(d)(A) and 4.06(e), amounts on deposit in the Reserve Account will not be available to cover any unpaid Excess Servicing Fees to the Master Servicer.

          (c) On each Distribution Date, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and the related Master Servicer's Report delivered pursuant to
Section 3.08(a) and (c)) to make the following deposits and distributions to the Persons or to the account specified below by 11:00 a.m. (New York time), to the extent of the amount of funds available in the Reserve Account, in the following order of priority, and the Indenture Trustee shall comply with such instructions:

                  (i) to the Administrator, in the event that the Administration Fee for any Distribution Date exceeds the amount distributed to the Administrator pursuant to Section 4.05(c)(ii) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on each Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraph (b) above;

                  (ii) to the Noteholders entitled thereto, in the event that the Noteholders' Interest Distribution Amount for a Distribution Date exceeds the amount distributed to Noteholders pursuant to Section 4.05(c)(iii) on such Distribution Date, the Administrator shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (b) and
         (c)(i) above, in the same order and priority as is set forth in Section 4.05(c)(iii); and

                  (iii) to the Eligible Lender Trustee for distribution to the Certificateholders entitled thereto, in the event that the Certificateholders' Interest Distribution Amount for a Distribution Date exceeds the amount distributed to Certificateholders pursuant to
         Section 4.05(c)(iv) on such Distribution Date, the Administrator shall instruct the Indenture Trustee on such Distribution Date to withdraw from the Reserve Account on such Distribution Date an amount equal to such excess, to the extent of funds available therein after giving effect to paragraphs (b) and (c)(i) through (ii) above, in the same order and priority as is set forth in Section 4.05(c)(iv).

          (d) (i) On the Class A-1 Final Maturity Date, the Class A-2 Final Maturity Date and the Certificate Final Payment Date with respect to the Class A-1 Notes, Class A-2 Notes and Certificates, respectively, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and the related Master Servicer's Report delivered pursuant to Section 3.08(a) and (c)) to distribute the amount on deposit in the Reserve Account (after taking into account any deposits therein pursuant to
Section  4.05(c)(viii)  and (c)(xii) and any withdrawals  therefrom  pursuant to
Section 4.06(b) and (c)) (up to the amount of cash or cash equivalents in the Reserve Account) as a payment of principal, on their respective maturity dates, first to the Noteholders until the principal amount of the Notes is paid in full and then to the Eligible Lender Trustee for distribution to the Certificateholders until the Certificate Balance is paid in full; provided, however, that the amount of such distribution shall not exceed the outstanding principal balance of the Notes or the Certificates, as applicable, after giving effect to all other payments of principal to be made on such date.

                    (ii) In the event the  Financed  Student  Loans are not sold pursuant to Section 8.01(b), with respect to any Distribution Date occurring on or after the Auction Distribution Date, if the amount on deposit in the Reserve Account (after taking into account any deposits therein pursuant to Section 4.05(c)(viii) and (c)(xii) and any withdrawals therefrom pursuant to Section 4.06(b) and (c)) is greater than the Specified Reserve Account Balance for such Distribution Date, then the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and the related Master Servicer's Report delivered pursuant to Section 3.08(a) and (c)) to distribute such excess (up to the amount of cash or cash equivalents in the Reserve Account) as an accelerated payment of principal first to the Noteholders until the principal amount of the Notes is paid in full and then to the Eligible Lender Trustee for distribution to the Certificateholders until the Certificate Balance is paid in full; provided, however, that the amount of such distribution shall not exceed the outstanding principal balance of the Notes or the Certificates, as applicable, after giving effect to all other payments of principal to be made on such date.

          (e) After giving effect to Section 4.06(b), (c) and (d) above, if the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to all deposits or withdrawals therefrom on such Distribution Date other than pursuant to this clause (e)) is greater than the Specified Reserve Account Balance for such Distribution Date, the Administrator shall instruct the Indenture Trustee (based on the information contained in the Administrator's Certificate and the related Master Servicer's Report delivered pursuant to
Section 3.08(a) and (c)) (A) to pay to the Master Servicer out of such excess in the Reserve Account an amount equal to the amount described in Section 4.05(c)(ix) for such Distribution Date (to the extent not otherwise paid to the Master Servicer on such Distribution Date), (B) to pay to the Noteholders out of such excess an amount equal to the amount described in Section 4.05(c)(x) for such Distribution Date (to the extent not otherwise paid to the Noteholders on such Distribution Date), (C) to pay to the Eligible Lender Trustee for distribution to the Certificateholders out of such excess an amount equal to the amount described in Section 4.05(c)(xi) for such Distribution Date (to the extent not otherwise paid to the Eligible Lender Trustee for distribution to the Certificateholders on such Distribution Date) and (D) to distribute the remaining amount of such excess to the Seller. Amounts properly distributed to the Seller pursuant to this paragraph (e) shall be deemed released from the Trust Estate and the security interest therein granted to the Indenture Trustee, and the Seller shall in no event thereafter be required to refund any such distributed amounts.

          (f) On any Distribution Date on which the market value of the securities and cash in the Reserve Account is sufficient to pay the remaining principal amount of and accrued interest on the Notes and Certificates, and to pay any Excess Servicing Fee, Noteholders' Interest Index Carryover and Certificateholders' Interest Index Carryover, such securities in the Reserve Account shall be promptly liquidated by the Administrator and the proceeds thereof, together with any cash in the Reserve Account, shall be applied to pay such amounts on such Distribution Date.

          (g) Following the payment in full of the aggregate outstanding principal balance of the Notes and the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders, Certificateholders, the Master Servicer, the
Administrator, the Indenture Trustee or the Eligible Lender Trustee and the termination of the Trust (including any Excess Servicing Fees, Noteholders' Interest Index Carryover and Certificateholders' Interest Index Carryover), any amount remaining on deposit in the Reserve Account shall be distributed to the Seller. The Seller shall in no event be required to refund any amounts properly distributed pursuant to this Section 4.06(g).

          SECTION 4.07. Statements to Certificateholders and Noteholders. On each Determination Date preceding a Distribution Date, the Administrator shall provide to the Indenture Trustee (with a copy to the Rating Agencies) for the Indenture Trustee to forward on such succeeding Distribution Date to each Noteholder of record and to the Eligible Lender Trustee for the Eligible Lender Trustee to forward on such succeeding Distribution Date to each Certificateholder of record a statement substantially in the form of Exhibits A and B, respectively, setting forth at least the following information as to the Notes and the Certificates to the extent applicable:

                    (i) the amount of such distribution allocable to principal of the Notes;

                    (ii) the amount of the distribution allocable to interest on the Notes;

                    (iii) the amount of the distribution allocable to principal of the Certificates;

                    (iv) the amount of the distribution allocable to interest on the Certificates;

                    (v) the amount, if any, of the distribution allocable to any Noteholders' Interest Index Carryover and any Certificateholders' Interest Index Carryover, together with any remaining outstanding amount of each thereof;

                    (vi) the Pool Balance as of the close of business on the last day of the preceding Collection Period, after giving effect to payments allocated to principal reported under clauses (i) and (iii) above;

                    (vii) the aggregate outstanding principal balance of the Notes, the Note Pool Factor, the Certificate Balance and the Certificate Pool Factor as of such Distribution Date, after giving effect to payments allocated to principal reported under clauses (i) and (iii) above;

                    (viii) the Note Interest Rate and the Certificate Rate applicable with respect to each distribution referred to in clauses
          (ii) and (iv) above, indicating whether such interest rate is calculated based on the Student Loan Rate or based on the T-Bill Rate and specifying what each such interest rate would have been using the alternate basis for such calculation; provided, however, that no such calculation of the Student Loan Rate will be required to be made unless the T-Bill Rate for such Interest Period is [100] basis points greater than the T-Bill Rate of the preceding Determination Date or the 52 Week Treasury Bill Rate is [100] basis points less than the T-Bill Rate as of such Determination Date;

                    (ix) the amount of the Servicing Fee and any Excess Servicing Fee paid to the Master Servicer with respect to the three calendar months contained in the related Collection Period, and the amount, if any, of the Excess Servicing Fee remaining unpaid after giving effect to any such payment;

                    (x) the amount of the Administration Fee paid to the Administrator in respect of the preceding Collection Period;

                    (xi) the amount of fees paid to the Indenture Trustee and the fees paid to the Eligible Lender Trustee, respectively, with respect to such Collection Period;

                    (xii) the amount of the aggregate Realized Losses, if any, for such Collection Period and the balance of Financed Student Loans that are delinquent in each delinquency period as of the end of such Collection Period; and

                    (xiii)  the   balance  of  the   Reserve   Account  on  such
          Distribution Date, after giving effect to changes therein on such Distribution Date.

          Each amount set forth pursuant to clauses (i), (ii), (iii), (iv), (v),
(ix) and (x) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable. A copy of the statements referred to above may be obtained by any Certificate Owner or Note Owner by a written request to the Eligible Lender Trustee or the Indenture Trustee, respectively, addressed to the respective Corporate Trust Office.


                                    ARTICLE V

                                THE ADMINISTRATOR

          SECTION 5.01. Representations of Administrator. The Administrator makes the following representations on which the Issuer is deemed to have relied in acquiring the Financed Student Loans. The representations speak as of the execution and delivery of this Agreement and the Administration Agreement and as of the Closing Date, but shall survive the sale of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) Organization and Good Standing. The Administrator is duly organized and validly existing as a national banking association in good standing under the laws of the United States, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

          (b) Power and Authority. The Administrator has the power and authority to execute and deliver this Agreement and the Administration Agreement and to carry out their terms; and the execution, delivery and performance of this Agreement and the Administration Agreement have been duly authorized by the Administrator by all necessary action.

          (c) Binding Obligation. Each of this Agreement and the Administration Agreement constitutes a legal, valid and binding obligation of the Administrator, in each case enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by the FDIC and subject to general principles of equity.

          (d) No Violation. The consummation of the transactions contemplated by this Agreement or the Administration Agreement and the fulfillment of the terms hereof or thereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of the Administrator, or any indenture, agreement or other instrument to which the Administrator is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the other Basic Documents); nor violate any law or, to the knowledge of the Administrator, any order, rule or regulation applicable to the Administrator of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties.

          (e) No Proceedings. There are no proceedings or investigations pending against the Administrator or, to its knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which the Administrator is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents to which the Administrator a party, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Administrator a party, the Notes or the Certificates or (iv) relating to the Administrator and which might adversely affect the Federal or state income tax attributes of the Issuer, the Notes or the Certificates.

          SECTION 5.02. Existence. During the term of this Agreement, the Administrator will keep in full force and effect its existence, rights and franchises as a national banking association under the laws of the jurisdiction of its organization.

          SECTION 5.03. Liability of Administrator; Indemnities. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement or the Administration Agreement.

          The Administrator shall indemnify, defend and hold harmless the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Master Servicer, the Certificateholders and the Noteholders and any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee and the Master Servicer from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or the Administration Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder.

          The Administrator shall pay reasonable compensation to the Indenture Trustee and shall reimburse the Indenture Trustee for all reasonable expenses, disbursements and advances, and indemnify, defend and hold harmless the Indenture Trustee and its officers, directors, employees and agents from and against all costs, expenses, losses, claims, damages and liabilities, to the extent and in the manner provided in, and subject to the limitations of, Section
6.07 of the Indenture.

          For purposes of this Section, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 5.04) as Administrator pursuant to Section 7.01(b), or a resignation by such Administrator pursuant to this Agreement, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to Section 7.02.

          Indemnification under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement and the Administration Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Administrator, without interest.

          SECTION 5.04. Merger or Consolidation of, or Assumption of the Obligations of, Administrator. Any Person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator without the execution or filing of any document or any further act by any of the parties to this Agreement or to the Administration Agreement; provided, however, that the Administrator hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator, if other than First Union or an Affiliate thereof, executes an agreement of assumption to perform every obligation of the Administrator under this Agreement and the Administration Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5.01 shall have been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default shall have occurred and be continuing, (iii) the surviving Administrator, if other than First Union or an Affiliate thereof, shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) unless First Union or an Affiliate thereof is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders and (v) unless First Union or an Affiliate thereof is the surviving entity, the Administrator shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

          SECTION 5.05. Limitation on Liability of Seller, Administrator and Others. Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Noteholders or the Certificateholders, the Indenture Trustee or the Eligible Lender Trustee except as provided under this Agreement or the Administration Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or the Administration Agreement or for errors in judgment; provided, however, that this provision shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement or under the Administration Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder or under the Administration Agreement.

          Except as provided in this Agreement or the Administration Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to administer the Financed Student Loans and the Trust in accordance with this Agreement and the Administration Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders under this Agreement and the Noteholders under the Indenture.

          SECTION 5.06. First Union Not to Resign as Administrator. Subject to the provisions of Section 5.04, First Union shall not resign from the obligations and duties imposed on it as Administrator under this Agreement and under the Administration Agreement except upon determination that the performance of its duties under this Agreement and under the Administration Agreement shall no longer be permissible under applicable law or shall violate any final order of a court or administrative agency with jurisdiction over First Union or its properties. Notice of any such determination permitting the resignation of First Union shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Administrator shall have assumed the responsibilities and obligations of First Union in accordance with Section 7.02.


                                   ARTICLE VI

                               THE MASTER SERVICER

          SECTION 6.01. Representations of Master Servicer. The Master Servicer makes the following representations on which the Issuer is deemed to have relied in acquiring (through the Eligible Lender Trustee) the Financed Student Loans and appointing the Master Servicer as Master Servicer hereunder. The representations speak as of the execution and delivery of this Agreement and as of the Closing Date, but shall survive the sale, transfer and assignment of the Financed Student Loans to the Eligible Lender Trustee on behalf of the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

          (a) Organization and Good Standing. The Master Servicer is duly organized and validly existing as a national banking association in good standing under the laws of the United States, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to service the Financed Student Loans and to hold the Financed Student Loan Files as custodian.

          (b) Due  Qualification.  The Master  Servicer is duly  qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Financed Student Loans as required by this Agreement) shall require such qualifications.

          (c) Power and Authority. The Master Servicer has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Master Servicer by all necessary action. No registration with or approval of any governmental agency is required for the due execution and delivery by, and enforceability against, the Master Servicer of this Agreement.

          (d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Master Servicer enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and other similar laws relating to creditors' rights generally or the rights of creditors of banks the deposit accounts of which are insured by FDIC and subject to general principles of equity.

          (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time or both) a default under, the articles of association or by-laws of the Master Servicer, or any indenture, agreement or other instrument to which the Master Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement and the other Basic Documents); nor violate any law or, to the knowledge of the Master Servicer, any order, rule or regulation applicable to the Master Servicer of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

          (f) No Proceedings. There are no proceedings or investigations pending against the Master Servicer, or, to its knowledge, threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents to which the Master Servicer is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic
Documents to which the Master Servicer is a party, (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents to which the Master Servicer is a party, or (iv) relating to the Master Servicer and which might adversely affect the Federal or state income tax attributes of the Notes or the Certificates.

          SECTION 6.02. Indemnities of Master Servicer. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement.

          The Master Servicer shall pay for any loss, liability or expense, including reasonable attorney's fees, that may be imposed on, incurred by or asserted against the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Seller, the Administrator, the Certificateholders or the Noteholders or any of the officers, directors, employees and agents of the Issuer, the Eligible Lender Trustee, the Indenture Trustee, the Administrator or the Seller to the extent that such loss, liability or expense arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement where the final determination that any such loss, liability or expense arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness on the part of the Master Servicer is established by a court of law, by an arbitrator or by way of settlement agreed to by the Master Servicer. Notwithstanding the foregoing, if the Master Servicer is rendered unable, in whole or in part, by a force outside the control of the parties hereto (including acts of God, acts of war, fires, earthquakes and other disasters) to satisfy its obligations under this Agreement, the Master Servicer shall not be deemed to have breached any such obligation upon delivery of written notice of such event to the other parties hereto, for so long as the Master Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the Master Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

          For purposes of this Section, in the event of the termination of the rights and obligations of the Master Servicer (or any successor thereto pursuant to Section 6.03) as Master Servicer pursuant to Section 7.01(a), or a resignation by such Master Servicer pursuant to this Agreement, such Master Servicer shall be deemed to be the Master Servicer pending appointment of a successor Master Servicer pursuant to Section 7.02.

          Liability of the Master Servicer under this Section shall survive the resignation or removal of the Eligible Lender Trustee or the Indenture Trustee or the termination of this Agreement. If the Master Servicer shall have made any payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Master Servicer, without interest.

          SECTION 6.03. Merger or Consolidation of, or Assumption of the Obligations of, Master Servicer. Any Person (a) into which the Master Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Master Servicer shall be a party or (c) which may succeed to the properties and assets of the Master Servicer substantially as a whole, shall be the successor to the Master Servicer without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Master Servicer hereby covenants that it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Master Servicer, if other than First Union or an Affiliate thereof, executes an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 6.01 shall have been breached and no Master Servicer Default, and no event that, after notice or lapse of time, or both, would become an Master Servicer Default shall have occurred and be continuing, (iii) the surviving Master Servicer, if other than First Union or an Affiliate thereof, shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and that the Rating Agency Condition shall have been satisfied with respect to such transaction, (iv) unless First Union or an Affiliate thereof is the surviving entity, such transaction will not result in a material adverse Federal or state tax consequence to the Issuer, the Noteholders or the Certificateholders and (v) unless First Union or an Affiliate thereof is the surviving entity, the Master Servicer shall have delivered to the Eligible Lender Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Eligible Lender Trustee and Indenture Trustee, respectively, in the Financed Student Loans and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests.

          SECTION 6.04. Limitation on Liability of Master Servicer and Others. Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Issuer, the Noteholders or the Certificateholders, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

          Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Financed Student Loans in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the other Basic Documents and the rights and duties of the parties to this Agreement and the other Basic Documents and the interests of the Certificateholders under the Trust Agreement and the Noteholders under the Indenture.

          SECTION 6.05. First Union Not to Resign as Master Servicer. Subject to the provisions of Section 6.03, First Union shall not resign from the obligations and duties hereby imposed on it as Master Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of First Union shall be communicated to the Eligible Lender Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Eligible Lender Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a Successor Master Servicer shall have assumed the responsibilities and obligations of First Union in accordance with Section 7.02.


                                   ARTICLE VII

                                     DEFAULT

          SECTION 7.01. Master Servicer Default; Administrator Default. (a) Master Servicer Default. If any one of the following events (a "Master Servicer Default") shall occur and be continuing:

                    (1) any failure by the Master Servicer (i) to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any payment required by the Basic Documents or (ii) in the event that daily deposits into the Collection Account are not required, to deliver to the Administrator any payment required by the Basic Documents, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Master Servicer from the Eligible Lender Trustee, the Indenture Trustee or the Administrator or after discovery of such failure by an officer of the Master Servicer; or

                    (2) any failure by the Master Servicer duly to observe or to perform in any material respect any other covenants or agreements of the Master Servicer set forth in this Agreement or and other Basic Document to which the Master Servicer is a signatory, which failure shall (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Master Servicer by the Indenture Trustee, the Eligible Lender Trustee or the Administrator or (B) to the Master Servicer, and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; provided, however, any breach of Sections 3.01, 3.02, 3.03 or 3.05 shall not be deemed a Master Servicer Default so long as the Servicer is in compliance with its repurchase and reimbursement obligations under Section 3.06;

                    (3) an Insolvency Event occurs with respect to the Master Servicer; or

                    (4) any failure by the Master Servicer to comply with any requirements under the Higher Education Act resulting in a loss of its eligibility as a third-party servicer;

then, and in each and every case, so long as the Master Servicer Default shall not have been remedied, either the Indenture Trustee, or the Noteholders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Master Servicer (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 6.02 hereof) of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Master Servicer as may be appointed under Section 7.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Financed Student Loans and related documents, or otherwise. The predecessor Master
Servicer shall cooperate with the successor Master Servicer, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this
Agreement including the transfer to the successor Master Servicer for administration by it of all cash amounts that shall at the time be held by the predecessor Master Servicer for deposit, or shall thereafter be received by it with respect to a Financed Student Loan. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the Financed Student Loan Files to the successor Master Servicer and amending this Agreement and any other Basic Documents to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master
Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Master Servicer Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

          (b) Administrator Default. If any one of the following events (an "Administrator Default") shall occur and be continuing:

                    (1) (i) in the event that daily deposits into the Collection Account are not required, any failure by the Administrator to deliver to the Indenture Trustee for deposit in any of the Trust Accounts any Available Funds required to be paid on or before the Business Day immediately preceding any Monthly Servicing Payment Date or Distribution Date, as applicable, or (ii) any failure by the Administrator to direct the Indenture Trustee to make any required distributions from any of the Trust Accounts, which failure in case of either clause (i) or (ii) continues unremedied for five Business Days after written notice of such failure is received by the Administrator from the Indenture Trustee or the Eligible Lender Trustee or after discovery of such failure by an officer of the Administrator; or

                    (2) any failure by the Administrator duly to observe or to perform in any material respect any other covenants or agreements of the Administrator set forth in this Agreement, the Administration Agreement or any other Basic Document to which the Administrator is a signatory, which failure shall (i) materially and adversely affect the rights of Noteholders or Certificateholders and (ii) continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Administrator by the Indenture Trustee or the Eligible Lender Trustee or (B) to the Administrator and to the Indenture Trustee and the Eligible Lender Trustee by the Noteholders or Certificateholders, as applicable, representing not less than 25% of the Outstanding Amount of the Notes or 25% of the outstanding Certificate Balance; or

                    (3)  an   Insolvency   Event  occurs  with  respect  to  the
          Administrator;

then, and in each and every case, so long as the Administrator Default shall not have been remedied, either the Indenture Trustee, or the Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Administrator (and to the Indenture Trustee and the Eligible Lender Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 5.03 hereof) of the Administrator under this Agreement and the Administration Agreement. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement and the Administration Agreement, whether with respect to the Notes, the Certificates or the Financed Student Loans or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Administrator as may be appointed under
Section 7.02; and, without limitation, the Indenture Trustee and the Eligible Lender Trustee are hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator, the Indenture Trustee and the Eligible Lender Trustee in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement and the Administration Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement and the Administration Agreement to reflect such succession as Administrator pursuant to this Section shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of an Administrator Default, the Eligible Lender Trustee shall give notice thereof to the Rating Agencies.

          SECTION 7.02. Appointment of Successor. (a) Upon receipt by the Master Servicer or the Administrator, as the case may be, of notice of termination pursuant to Section 7.01, or the resignation by the Master Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement, the predecessor Master Servicer or Administrator, as the case may be, shall continue to perform its functions as Master Servicer or Administrator, as the case may be, under this Agreement or under this Agreement and the Administration Agreement, as the case may be, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the later of (x) the date [120] days from the delivery to the Eligible Lender Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement and (y) the date upon which the predecessor Master Servicer or Administrator, as the case may be, shall become unable to act as Master Servicer or Administrator, as the case may be, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the termination hereunder of the Master Servicer or the Administrator, as the case may be, the Issuer shall appoint a successor Master Servicer or Administrator, as the case may be, acceptable to the Indenture Trustee, and the successor Master Servicer or Administrator, as the case may be, shall accept its appointment by a written assumption in form acceptable to the Indenture Trustee. In the event that a successor Master Servicer or Administrator, as the case may be, has not been appointed at the time when the predecessor Master Servicer or Administrator, as the case may be, has ceased to act as Master Servicer or Administrator in accordance with this Section, the Indenture Trustee without further action shall automatically be appointed the successor Master Servicer or Administrator, as the case may be, and the Indenture Trustee shall be entitled to the Servicing Fee and any Excess Servicing Fees, or the Administration Fee, as the case may be. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution whose regular business shall include the servicing of student loans, as the successor to the Master Servicer under this Agreement or to the Administrator under this Agreement and the Administration Agreement; provided, however, that such right to appoint or to petition for the appointment of any such successor Master Servicer shall in no event relieve the Indenture Trustee from any obligations otherwise imposed on it under the Basic Documents until such successor has in fact assumed such appointment.

          (b) Upon appointment, the successor Master Servicer or Administrator, as the case may be (including the Indenture Trustee acting as successor Master Servicer or Administrator, as the case may be), shall be the successor in all respects to the predecessor Master Servicer or Administrator, as the case may be, and shall be subject to all the responsibilities, duties and liabilities placed on the predecessor Master Servicer or Administrator, as the case may be, that arise thereafter or are related thereto and shall be entitled to an amount agreed to by such successor Master Servicer or Administrator (which shall not exceed the Servicing Fee and any Excess Servicing Fees, or the Administration Fee, as the case may be, unless such compensation arrangements will not result in a downgrading of the Notes or the Certificates by any Rating Agency) and all the rights granted to the predecessor Master Servicer or Administrator, as the case may be, by the terms and provisions of this Agreement.

     (c) Neither the Master Servicer nor the Administrator may resign unless it is prohibited from serving as such by law as evidenced by an Opinion of Counsel to such effect delivered to the Indenture Trustee and the Eligible Lender Trustee. Notwithstanding the foregoing or anything to the contrary herein or in the other Basic Documents, the Indenture Trustee, to the extent it is acting as successor Master Servicer or Administrator pursuant hereto and thereto, shall be entitled to resign to the extent a qualified successor Master Servicer or Administrator has been appointed and has assumed all the obligations of the Master Servicer or the Administrator, as the case may be, in accordance with the terms of this Agreement and the other Basic Documents.

          SECTION 7.03. Notification to Noteholders and Certificateholders. Upon any termination of, or appointment of a successor to, the Master Servicer or the Administrator, as the case may be, pursuant to this Article VII, the Eligible Lender Trustee shall give prompt written notice thereof to Certificateholders and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Rating Agencies (which, in the case of any such appointment of a successor, shall consist of prior written notice thereof to the Rating Agencies).

     SECTION 7.04. Waiver of Past Defaults. The Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes (or the Certificateholders of Certificates evidencing not less than a majority of the outstanding Certificate Balance, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Noteholders and Certificateholders, waive in writing any default by the Master Servicer in the performance of its obligations hereunder, and any default by the Administrator in the performance of its obligations hereunder and under the Administration Agreement, and any consequences thereof, except a default in making any required deposits to or payments from any of the Trust Accounts (or giving instructions regarding the same) in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Master Servicer Default or Administrator Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement and the Administration Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                  ARTICLE VIII

                                   TERMINATION

          SECTION 8.01. Termination. (a) Optional Purchase of all Financed Student Loans. As of the last day of any Collection Period immediately preceding a Distribution Date as of which the then outstanding Pool Balance is 5% or less of the Initial Pool Balance, the Seller shall have the option to purchase the Trust Estate, other than the Trust Accounts.

          To exercise such option,  the Seller shall deposit pursuant to Section
4.04 in the Collection Account an amount equal to the aggregate Purchase Amount for the Financed Student Loans remaining in the Trust Estate as of last day of such Collection Period and the related rights with respect thereto, plus the appraised value of any such other property held by the Trust other than the Trust Accounts, such value to be determined by an appraiser mutually agreed upon by the Seller and the Eligible Lender Trustee, and shall succeed to all interests in and to the Trust; provided, however, that the Seller may not effect such purchase if the aggregate Purchase Amount to be so deposited in the Collection Account does not equal or exceed an amount equal to the sum of the unpaid outstanding principal amount of the Notes and Certificate Balance, plus accrued and unpaid interest thereon at the Certificate Rate to the date of exercise.

          (b) Auction of Financed Student Loans. Any Financed Student Loans remaining in the Trust as of the end of the Collection Period immediately following the Distribution Date on which the Pool Balance is less than or equal to 10% of the Initial Pool Balance will be offered for sale by the Administrator (pursuant to the Administration Agreement) on behalf of the Indenture Trustee in accordance with Section 4.04 of the Indenture.

          (c) Notice. As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Administrator to the Eligible Lender Trustee and the Indenture Trustee as soon as practicable after the Administrator has received notice thereof.

          (d) Succession. Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder other than Section 4.06(b) and the Eligible Lender Trustee will succeed to the rights of, and assume the obligations of, the Indenture Trustee pursuant to this Agreement and any other Basic Documents.


                                   ARTICLE IX

                                  MISCELLANEOUS

          SECTION 9.01. Amendment. This Agreement may be amended by the Seller, the Master Servicer, the Administrator and the Eligible Lender Trustee, with the consent of the Indenture Trustee (which consent shall not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Eligible Lender Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

          This Agreement may also be amended from time to time by the Seller, the Master Servicer, the Administrator and the Eligible Lender Trustee, with the consent of the Indenture Trustee (which consent shall not be unreasonably withheld), the consent of the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Certificateholders of Certificates evidencing not less than a majority of the Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments with respect to Financed Student Loans or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Noteholders or the Certificateholders of which are required to consent to any such amendment, without the consent of all outstanding Noteholders and Certificateholders.

          Promptly after the execution of any such amendment or consent (or, in the case of the Rating Agencies, five Business Days prior thereto), the Eligible Lender Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

          It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

          Prior to the execution of any amendment to this Agreement, the Eligible Lender Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Eligible Lender Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Eligible Lender Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

          SECTION 9.02. Notices. All demands, notices and communications upon or to the Seller, the Administrator, the Master Servicer, the Eligible Lender Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, (or in the form of telex or facsimile notice, followed by written notice delivered as aforesaid) and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to First Union National Bank, 102 Pennsylvania Avenue, Avondale, PA 19311, Attention: ___________ (telephone:
(___) __________;  facsimile:  (___)  __________,  (b) in the case of the Master
Servicer and the Administrator, to First Union National Bank, 301 South College Street, Charlotte, NC 28288-_____, Attention: __________, (telephone: (___) __________; facsimile: (___) __________, (c) in the case of the Issuer or the Eligible Lender Trustee, at the Corporate Trust Office of the Eligible Lender Trustee, (d) in the case of the Indenture Trustee, at its Corporate Trust Office, (e) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, NY 10004, Attention: Asset Backed Surveillance
(telephone: 212-___-____; facsimile: 212-___-____), and (e) in the case of Moody's, to Moody's Investors Service, Inc. 99 Church Street, New York, NY 10007, Attention: ABS Monitoring Department, (telephone: 212-553-0300; facsimile: 212-553-4600), or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

          SECTION 9.03. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 5.04 and 6.03 and as provided in the provisions of this Agreement concerning the resignation of the Master Servicer or the Administrator, this Agreement may not be assigned by the Administrator or the Master Servicer. This Agreement may only be assigned by the Eligible Lender Trustee to its permitted successor pursuant to the Trust Agreement.

          SECTION 9.04. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Master Servicer, the
Issuer and the Eligible Lender Trustee and for the benefit of the Certificateholders, the Indenture Trustee and the Noteholders, as third party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

          SECTION 9.05. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9.06. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          SECTION 9.07. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9.08. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

          SECTION 9.09. Nonpetition Covenants. (a) Notwithstanding any prior termination of this Agreement, the Master Servicer and the Administrator shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

          (b) Notwithstanding any prior termination of this Agreement, the Master Servicer and the Administrator shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Seller, acquiesce, petition or otherwise invoke or cause the Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

          SECTION 9.10. Limitation of Liability of Eligible Lender Trustee and Indenture Trustee. (a) Notwithstanding anything contained herein to the contrary, this Agreement has been signed by The First National Bank of Chicago not in its individual capacity but solely in its capacity as Eligible Lender Trustee of the Issuer and in no event shall The First National Bank of Chicago in its individual capacity or, except as expressly provided in the Trust
Agreement, as beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto as to all of which recourse shall be had solely to the assets of the Issuer.

          (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by Bankers Trust Company not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              FIRST UNION STUDENT LOAN TRUST 1997-1,

                              By: The First National Bank of Chicago,

                              not in its individual capacity but solely as Eligible Lender Trustee on behalf of the Trust,

                              By:______________________________
                              Name: ___________________________
                              Title: __________________________



                              FIRST UNION NATIONAL BANK, as Master Servicer and Administrator

                              By:______________________________
                              Name: ___________________________
                              Title: __________________________



                              THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity but solely as Eligible Lender Trustee

                              By:______________________________
                              Name: ___________________________
                              Title: __________________________


Acknowledged and accepted as of
the day and year first above
written:

BANKERS TRUST COMPANY, not in
its individual capacity but
solely as Indenture Trustee

By:_____________________________
Name: __________________________
Title: _________________________

                                   SCHEDULE A

                       Schedule of Financed Student Loans

                                   SCHEDULE B

                     Location of Financed Student Loan Files

          Documents relating to the Financed Student Loans (including original notes) are stored at:

1)       AFSA Data Corporation
         2277 E. 220th Street
         Long Beach, CA 90810-1690

                  and

         501 Bleecker Street
         Utica, NY  13501-2498

2)       Pennsylvania Higher Education Assistance Agency
         660 Boas Street
         Harrisburg, PA  17102-1396

3)       Connecticut Student Loan Foundation
         525 Brook Street
         Rocky Hill, CT 06067

                                   SCHEDULE C

                             Servicing Fee Schedules

                                    EXHIBIT A

Form of Noteholders' Statement pursuant to Section 4.07(b) of Master Servicing Agreement

Distribution Date:  ___________________

(i)  Amount of  principal  being  paid or  distributed  in respect of the Notes:
     ___________ ($_______ per $1,000 original principal amount of Notes)

(ii) Amount of  interest  being  paid or  distributed  in  respect of the Notes:
     ___________ ($_______ per $1,000 original principal amount of Notes)

(iii)Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

     (1) Distributed: ___________ ($_______ per $1,000 original principal amount of Notes)

     (2) Balance: __________ ($_______ per $1,000 original principal amount of Notes)

(iv) Pool Balance at end of related Collection Period: ________

(v)  After giving effect to distributions on this Distribution Date:

     (a)  (1) outstanding principal amount of Notes:  ____________
          (2) Note Pool Factor: ____________

     (b)  (1) Certificate Balance:  _______________
          (2) Certificate Pool Factor: ___________

(vi) Note Interest Rate:

     (a) In general: 1/(1) T-Bill Rate for the period from the previous Distribution Date to this Distribution Date was _____%; and (2) the Student Loan Rate was _____%.

     (b)  Note Interest  Rate:  ______%  (based on [T-Bill  Rate]  [Student Loan
          Rate])

(vii)(a) Amount of Servicing Fee for related Collection Period: ____________ ($_______ per $1,000 original principal amount of Notes)

     (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):

          (1) Distributed: __________ ($_______ per $1,000 original principal amount of Notes)

          (2)  Balance:  ____________  ($_______ per $1,000  original  principal amount of Notes)

(viii) Amount of Administration Fee for related Collection Period: ____________ ($_______ per $1,000 original principal amount of Notes)

(ix) (a) Aggregate amount of Realized Losses (if any) for the related Collection
     Period: ____________

[1/ This calculation not required unless the excess of the T-Bill Rate over _________, expressed as a percentage, is greater than 100 basis points as of the preceding Determination Date.]

     (b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period:
          ____________

(x)  Amount in the Reserve Account: ____________

                                    EXHIBIT B

Form of Certificateholders' Statement pursuant to Section 4.07(b) of Master Servicing Agreement )

Distribution Date:  ___________________

(i)  Amount  of  principal   being  paid  or   distributed  in  respect  of  the
     Certificates: ___________ ($_______ per $1,000 original principal amount of the Certificates)4/

(ii) Amount  of  interest   being  paid  or   distributed   in  respect  of  the
     Certificates: ______________ ($_______ per $1,000 original principal amount of Certificates)

(iii)Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

     (1)  Distributed:  ______________  ($_______ per $1,000 original  principal amount of Certificates)

     (2) Balance: ______________ ($_______ per $1,000 original principal amount of Certificates)

(iv) Pool Balance at end of related Collection Period: _______

4/Only after the Notes have been paid in full.

(v)  After giving effect to distributions on this Distribution Date:

     (a)  (1) outstanding principal amount of Class A- 1 Notes: ____________
          (2) Note Pool Factor: ____________

     (b)  (1) Certificate Balance: ________________
          (2) Certificate Pool Factor: ____________

(vi) Applicable Interest Rate:

(a)  In general:

     (1) T-Bill Rate for the period from the previous Distribution Date to this Distribution Date was _____%; and

     (2) the Student Loan Rate was _____%. (b) Certificate Rate: ______% (based on [T-Bill Rate] [Student Loan Rate])

(vii)(a) Amount of Servicing Fee for related Collection Period: ____________ ($_______ per $1,000 original principal amount of Certificates)

     (b) Amount of Excess Servicing Fee being distributed and remaining balance (if any):

          (1)  Distributed:   ______________   ($_______  per  $1,000   original
               principal amount of Certificates)

          (2)  Balance:   ______________   ($_______   per  $1,000  of  original
               principal amount Certificates)

(viii) Amount of Administration Fee for related Collection Period: ____________ ($_______ per $1,000 original principal amount of Certificates)

(ix) (a) Aggregate amount of Realized Losses (if any) for the related Collection
         Period: ____________

     (b) Balance of Financed Student Loans that are delinquent in each delinquency period as of the end of the related Collection Period:
          ____________

(x)  Amount in the Reserve Account: ____________

                                    EXHIBIT C

                       FORM OF ADMINISTRATOR'S CERTIFICATE

                                [To be provided]

                                TABLE OF CONTENTS


                                                                          Page


                                    ARTICLE I

                              DEFINITIONS AND USAGE

SECTION 1.01.  Definitions and Usage........................................


                                   ARTICLE II

                           THE FINANCED STUDENT LOANS

SECTION 2.01.  Custody of Financed Student Loan Files......................
SECTION 2.02.  Duties of Master Servicer as Custodian......................
SECTION 2.03.  Reserved....................................................
SECTION 2.04.  Effective Period and Termination............................


                                   ARTICLE III

             ADMINISTRATION AND SERVICING OF FINANCED STUDENT LOANS

SECTION 3.01.  Duties of Master Servicer...................................
SECTION 3.02.  Collection of Financed Student Loan Payments................
SECTION 3.03.  Realization Upon Financed Student Loans.....................
SECTION 3.04.  Computation of Note Interest Rate and Certificate Rate......
SECTION 3.05.  No Impairment...............................................
SECTION 3.06.  Purchase Of Financed Student Loans; Reimbursement...........
SECTION 3.07.  Servicing Fee, Excess Servicing Fee.........................
SECTION 3.08.  Administrator's Certificate; Master Servicer's Report.......
SECTION 3.09.  Annual Statement as to Compliance; Notice of Default........
SECTION 3.10.  Annual Independent Certified Public Accountant's Report.....
SECTION 3.11.  Access to Certain Documentation and Information
               Regarding Financed Student Loans............................
SECTION 3.12.  Master Servicer and Administrator Expenses..................
SECTION 3.13.  Appointment of Subservicers.................................
SECTION 3.14.  Covenants and Agreements of the Issuer, Administrator,
               Eligible Lender Trustee and Master Servicer.................


                                   ARTICLE IV

                 DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO
                       CERTIFICATEHOLDERS AND NOTEHOLDERS

SECTION 4.01.  Establishment Of Trust Accounts.............................
SECTION 4.02.  Collections.................................................
SECTION 4.03.  Application of Collections..................................
SECTION 4.04.  Additional Deposits.........................................
SECTION 4.05.  Distributions...............................................
SECTION 4.06.  Reserve Account.............................................
SECTION 4.07.  Statements to Certificateholders and Noteholders............


                                    ARTICLE V

                                THE ADMINISTRATOR

SECTION 5.01.  Representations of Administrator............................
SECTION 5.02.  Existence...................................................
SECTION 5.03.  Liability of Administrator; Indemnities.....................
SECTION 5.04.  Merger or Consolidation of, or Assumption of the
               Obligations of, Administrator...............................
SECTION 5.05.  Limitation on Liability of Seller,
               Administrator and Others....................................
SECTION 5.06.  First Union Not to Resign as Administrator..................


                                   ARTICLE VI

                               THE MASTER SERVICER

SECTION 6.01.  Representations of Master Servicer..........................
SECTION 6.02.  Indemnities of Master Servicer..............................
SECTION 6.03.  Merger or Consolidation of, or Assumption
               of the Obligations of, Master Servicer......................
SECTION 6.04.  Limitation on Liability of Master Servicer and Others.......
SECTION 6.05.  First Union Not to Resign as Master Servicer................


                                   ARTICLE VII

                                     DEFAULT

SECTION 7.01.  Master Servicer Default; Administrator Default..............
SECTION 7.02.  Appointment of Successor....................................
SECTION 7.03.  Notification to Noteholders and Certificateholders..........
SECTION 7.04.  Waiver of Past Defaults.....................................


                                  ARTICLE VIII

                                   TERMINATION

SECTION 8.01.  Termination.................................................


                                   ARTICLE IX

                                  MISCELLANEOUS

SECTION 9.01.  Amendment...................................................
SECTION 9.02.  Notices.....................................................
SECTION 9.03.  Assignment..................................................
SECTION 9.04.  Limitations on Rights of Others.............................
SECTION 9.05.  Severability................................................
SECTION 9.06.  Separate Counterparts.......................................
SECTION 9.07.  Headings....................................................
SECTION 9.08.  Governing Law...............................................
SECTION 9.09.  Nonpetition Covenants.......................................
SECTION 9.10.  Limitation of Liability of Eligible Lender
               Trustee and Indenture Trustee...............................


Schedule A       -    Schedule of Financed Students Loans
Schedule B       -    Location of Financed Student Loans
Schedule C       -    Servicing Fee Schedules

Exhibit A        -    Form of Noteholders' Statement
Exhibit B        -    Form of Certificateholders' Statement
Exhibit C        -    Form of Administrators' Certificate